MANNING & NAPIER FUND, INC.

(the “Fund”)

Pro-Blend Conservative Term Series (Class I, L and R)

Pro-Blend Moderate Term Series (Class I, L and R)

Pro-Blend Extended Term Series (Class I, L and R)

Pro-Blend Maximum Term Series (Class I, L and R)

(together, the “Pro-Blend Series”)

Real Estate Series (Class I and Z)

Supplement dated September 21, 2022 to:

•	the Summary Prospectus for each Pro-Blend Series dated March 1, 2022, as supplemented April 4, 2022;
•	the Summary Prospectus for the Real Estate Series dated March 1, 2022, as supplemented April 4, 2022 (together with the Summary Prospectus for each Pro-Blend Series, the “Summary Prospectuses”);
•	the Prospectus for the Pro-Blend Series dated March 1, 2022, as supplemented April 4, 2022;
•	the Prospectus for the Real Estate Series dated March 1, 2022, as supplemented April 4, 2022 (together with the Prospectus for the Pro-Blend Series, the “Prospectuses”);
•	the Statement of Additional Information for the Pro-Blend Series dated March 1, 2022, as supplemented April 4, 2022; and
•	the Statement of Additional Information for the Real Estate Series dated March 1, 2022, as supplemented April 4, 2022 (together with Statement of Additional Information for the Pro-Blend Series (the “SAIs”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAIs, and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAIs.

The Board of Directors of the Fund approved reverse share splits of the issued and outstanding Class I, L and R shares of the Pro-Blend Series and Class I and Z shares of the Real Estate Series (each, the “Share Split”) to align net asset values (“NAVs”) per share. This is intended to reduce marketplace confusion and bring greater uniformity to the ratios of distributions to NAVs across the classes of the Series.

The Share Split is scheduled to occur after the close of business on November 4, 2022. If you own Class I, L and R shares of the Pro-Blend Series and/or Class I and Z shares of the Real Estate Series on November 3rd, you will participate in the share split. Class I, L and R shares of the Pro-Blend Series and Class I and Z shares of the Real Estate Series will be offered, sold, and redeemed on a Share Split-adjusted basis beginning on the first business day following the Share Split. Your next account statement after the Share Split is completed will reflect the Share Split.

Supp 9.21.22

The below table provides the split ratio for each Share Split.

Name of Series	Share Split Ratio
Pro-Blend Conservative Term Series Class I	0.692071-for-1
Pro-Blend Conservative Term Series Class L	0.649731-for-1
Pro-Blend Conservative Term Series Class R	0.651270-for-1
Pro-Blend Extended Term Series Class I	0.419216-for-1
Pro-Blend Extended Term Series Class L	0.473967-for-1
Pro-Blend Extended Term Series Class R	0.530327-for-1
Pro-Blend Maximum Term Series Class I	0.353232-for-1
Pro-Blend Maximum Term Series Class L	0.383285-for-1
Pro-Blend Maximum Term Series Class R	0.523261-for-1
Pro-Blend Moderate Term Series Class I	0.669604-for-1
Pro-Blend Moderate Term Series Class L	0.679883-for-1
Pro-Blend Moderate Term Series Class R	0.721733-for-1
Real Estate Series Class Z	0.352711-for-1
Real Estate Series Class I	0.351034-for-1

A reverse split increases the price per share and proportionately reduces the number of shares outstanding for a fund. It operates the same way as a common stock reverse split and there will be no change in the aggregate dollar value of your investment as a result of the Share Split. You will continue to own the same percentage (by value) of the Pro-Blend Series and Real Estate Series immediately following the Share Split as you own immediately prior to the Share Split, as illustrated in the hypothetical examples below.

Hypothetical Example Using the Share Split Ratio Above
	Pre-Split			Post-Split
Name of Series	Num of Shares	NAV	Values of Shares	Num of Shares	NAV	Values of Shares
Pro-Blend Conservative Term Series Class I	100	$8.99	$899	69.207	$12.99	$899
Pro-Blend Conservative Term Series Class L	100	$8.44	$844	64.973	$12.99	$844
Pro-Blend Conservative Term Series Class R	100	$8.46	$846	65.127	$12.99	$846
Pro-Blend Extended Term Series Class I	100	$7.81	$781	41.922	$18.63	$781
Pro-Blend Extended Term Series Class L	100	$8.83	$883	47.397	$18.63	$883
Pro-Blend Extended Term Series Class R	100	$9.88	$988	53.033	$18.63	$988
Pro-Blend Maximum Term Series Class I	100	$8.58	$858	35.323	$24.29	$858
Pro-Blend Maximum Term Series Class L	100	$9.31	$931	38.329	$24.29	$931
Pro-Blend Maximum Term Series Class R	100	$12.71	$1,271	52.326	$24.29	$1,271
Pro-Blend Moderate Term Series Class I	100	$9.12	$912	66.960	$13.62	$912
Pro-Blend Moderate Term Series Class L	100	$9.26	$926	67.988	$13.62	$926
Pro-Blend Moderate Term Series Class R	100	$9.83	$983	72.173	$13.62	$983
Real Estate Series Class Z	100	$6.31	$631	35.271	$17.89	$631
Real Estate Series Class I	100	$6.28	$628	35.103	$17.89	$628

The Share Split will not be a taxable event and will not impact the Series’ holdings or performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp 9.21.22